UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2011

CLEAN DIESEL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33710	06-1393453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4567 TELEPHONE ROAD, SUITE 206 VENTURA, CALIFORNIA		93003
(Address of Principal Executive Offices)		(Zip Code)

(805) 639-9458

(Registrants telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2011, Charles F. Call, our President, Chief Executive Officer and member of the Board of Directors (the “Board”), provided notice to our Board of his plan to retire as President and Chief Executive Officer in 2012. Mr. Call also notified the Board that he desired to remain a member of the Board following his retirement. The Board has indicated that they intend to appoint Mr. Call to serve as Vice Chairman of the Board at the time of his retirement. The actual date of Mr. Call’s departure as an employee of our company is subject to the appointment by the Board of his successor.

On December 6, 2011, Clean Diesel Technologies, Inc. issued a press release regarding Mr. Call’s planned retirement. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Press release dated December 6, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN DIESEL TECHNOLOGIES, INC.

December 6, 2011	By:	/s/ Nikhil A. Mehta
	Name:	Nikhil A. Mehta
	Title:	Chief Financial Officer